UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): June 21, 2007

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EarthBlock Technologies, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada	000-31935	65-0729440
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2637 Erie Avenue, Suite 207, Cincinnati, OH 45208
(Address of principal executive offices)

(513) 533-1220
(Registrant’stelephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On June 14, 2007, the Registrant approved an amendment to it’s Articles of Incorporation, which amendment was then filed with the Secretary of State of Nevada. The sole purpose of the amendment, was to increase the number of authorized shares of common stock from 100,000,000 to 2,000,000,000 shares. A copy of amendment to the Registrant’s Articles of Incorporation is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits
Exhibit Number	Description
99.1	Certificate of Amendment to the Articles of Incorporation, dated June 14, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. EarthBlock Technologies, Inc.

Dated: June 21, 2007
BY: /s/ Gregory A. Pitner —————————————— Gregory A. Pitner Chief Executive Officer